UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2014

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 1050, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Selection of Directors; Appointment of Certain Officers; Compensating Arrangements of Certain Officers.

On February 6, 2014, the stockholders of Arrowhead Research Corporation (the “Company”) acting at the Company’s 2014 Annual Meeting of Stockholders, approved the 2013 Incentive Plan (the “Plan”). The Plan had previously been approved by the Board of Directors, subject to stockholder approval. The Plan includes the authorization to issue 4,000,000 shares of common stock reserved for issuance under the Plan. Stock options, restricted stock, unrestricted stock, stock appreciation rights, stock units, performance awards and cash awards can be granted to the Company’s directors, employees and consultants under the Plan.

The material terms of the Plan are described on pages 9 through 14 of the Company’s definitive proxy statement for the Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 20, 2013 in the section titled “PROPOSAL TWO – APPROVAL OF 2013 INCENTIVE PLAN,” which description is incorporated herein by reference. The description of the Plan in the Company’s Proxy Statement is qualified in its entirety by reference to the full text of The 2013 Equity Incentive Plan, which is set forth as Exhibit A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of Arrowhead Research Corporation (the “Company”) at the 2014 Annual Meeting of Stockholders held on February 6, 2014.

•	Election of six directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

•	Approval of the Company’s 2013 Incentive Plan;

•	Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for fiscal 2013;

•	Ratification of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2014.

As of December 18, 2013, the record date for the Annual Meeting, the Company had 38,708,759 shares of its common stock outstanding and entitled to vote. In addition, there were 6,134,818 common shares issuable upon conversion of Series B and Series C preferred stock that were entitled to vote at the meeting. At the Annual Meeting, 35,276,946 shares were present in person or represented by proxy and entitled to vote. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

NAME	FOR	WITHHELD	NON VOTES
Christopher Anzalone	22,883,973	70,103	12,322,869
Mauro Ferrari	22,317,888	636,188	12,322,869
Edward W. Frykman	22,316,544	637,532	12,322,869
Douglass Given	22,882,698	71,378	12,322,869
Charles P. McKenney	22,316,219	637,857	12,322,869
Michael S. Perry	20,231,555	2,722,521	12,322,869

Approval of the 2013 Incentive Plan

19,445,050 FOR 3,450,842 AGAINST 58,185 ABSTAIN 12,322,869 NON VOTES

The proposal was approved.

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for the 2013 fiscal year

20,273,456 FOR 2,647,075 AGAINST 33,546 ABSTAIN 12,322,869 NON VOTES

The proposal was approved.

Ratification of Rose, Snyder & Jacobs as Arrowhead’s independent public accounting firm

35,206,137 FOR 40,358 AGAINST 30,451 ABSTAIN

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2014

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Jane Davidson
Jane Davidson
Corporate Secretary